Exhibit 99.1

FCL LISTED NYSE

FOUNDATION COAL HOLDINGS, INC.

Howard Weil 34th Annual Energy Conference

New Orleans, LA

March 20, 2006

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PERFORMANCE HIGHLIGHTS

FOUNDATION COAL
HOLDINGS, INC.
FCL
NYSE
FCL
NMA

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FOUNDATION COAL
HOLDINGS, INC.

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TRACK RECORD OF PERFORMANCE

Revenues

1,500
1,250
1,000
750
500
250
0
$779.2
$903.9
$982.5
$984.7
$1,316.9
$1,420 - 1,500
2001
2002
2003
2004
2005
2006

Adjusted EBITDA

400
350
300
250
200
150
100
50
0
$360 - 390
2001
2002
2003
2004
2005
2006

Coal Shipments

80
70
60
50
40
30
20
10
0
58.6
64.4
67.2
63.5
68.8
72.5 - 76.5
2001
2002
2003
2004
2005
2006

Debt Repayment

Total Debt
Debt to Adjusted EBITDA
690
680
670
660
650
640
630
620
610
5.0
4.5
4.0
3.5
3.0
2.5
2.0
1.5
1.0
0.5
0.0
4.5
3.8
3.2
2.5
Q4 04
Q1 05
Q2 05
Q3 05
Q4 05

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FOUNDATION COAL HOLDINGS, INC.

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INDUSTRY-LEADING MARGINS

2002-04 Adjusted EBITDA Margin (1)
(3-Year Average)

25
20
15
10
5
0
16.6%
15.0%
13.9%
12.7%
12.4%
8.0%
FCL
A
E
C
D
B

2005 Adjusted EBITDA Margin

25
20
15
10
5
0
23.5%
19.3%
18.7%
17.2%
12.1%
11.3%
FCL
C
A
D
E
B

Key Margin Drivers

FOUNDATION COAL HOLDINGS, INC.

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FCL: AMERICA'S ENERGY…OUR FOCUS

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FOUNDATION COAL
HOLDINGS, INC.

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MANAGING COSTS, IMPROVING MARGINS

Coal Sales, Average Cash Cost[1,2], and Per-Ton Realization

Tons Sold (MM)
$/Ton
140
120
100
80
60
40
20
0
20
18
16
14
12
10
8
6
4
2
0
$12.73
+8.8%
$13.85
+4.8%
$14.52
+6.5%
$15.47
+21.5%
$18.79
$1.77
$2.28
$1.97
$2.14
$4.44
$10.96
+5.6%
$11.57
+8.5%
$12.55
+6.2%
$13.33
+7.6%
$14.35
58.6
64.4
67.2
63.5
68.8
2001
2002
2003
2004
2005
Tons Sold
Cash Cost
Avg. Realization

FOUNDATION COAL HOLDINGS, INC.

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NEW CONTRACTS AT FAVORABLE PRICING

PRB

8,550 Btu, 0.6 # SO2 (BA)
8,800 Btu, 0.8 # SO2
8,400 Btu, 0.8 # SO2
20
16
12
8
4
0
20
16
$7.47
$16.17

NAPP

Pitt 8 4.0 # SO2
50
40
30
20
10
0
$35.00
$43.10

CAPP Steam

NYMEX
70
60
50
40
30
20
10
0
$43.27
$62.25

CAPP Met

90
80
70
60
50
40
30
20
10
0
$52.14
$82.00

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2005 Avg. Realization | New Commitments 10/22/05 – 1/24/06 for 2006–2009 (11.8 MM tons)

FOUNDATION COAL HOLDINGS, INC.

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PRICED AND UNPRICED TONNAGE
(AS OF 1/24/06)

Total (1)

100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
4%
96%
25%
75%
50%
50%
63%
37%
2006
2007
2008
2009

PRB

100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
100%
20%
80%
46%
55%
54%
46%
2006
2007
2008
2009

Eastern Steam (1)

100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
12%
88%
32%
68%
62%
38%
89%
11%
2006
2007
2008
2009

Metallurgical

100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
38%
62%
100%
100%
100%
2006
2007
2008
2009

Committed and priced | Uncommitted and unpriced

Note: (1) Excludes Wabash Mine

FOUNDATION COAL HOLDINGS, INC.

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ENERGY INDUSTRY OVERVIEW

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FOUNDATION COAL
HOLDINGS, INC.

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A STRONG SAFETY RECORD

Incident Rates of Non-Fatal Occupational Injuries by Industrial Category
Incident Rate
12
10
8
6
4
2
0
Air Transportation
Nursing Homes
Hospitals
Transportation & Warehousing
Manufacturing
Construction
Agriculture, Forestry & Fishing
Coal Mining
Retail Trade
FCL 2005
Financial Activities

Source: Bureau of Labor Statistics, 2004; Foundation Coal 2005

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FOUNDATION COAL HOLDINGS, INC.

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COAL PRICES STILL AT OR NEAR HISTORIC HIGHS

Average Weekly Spot Prices

$70
$65
$60
$55
$50
$45
$40
$35
$30
$25
$20
$15
$10
$5
$0
Dollars per Ton
Central Appalachia (CAP)
Northern Appalachia (NAP)
Illinois Basin (ILB)
Uinta Basin (UIB)
Powder River Basin (PRB)
07-Feb-03
21-Mar-03
02-May-03
13-Jun-03
25-Jul-03
05-Sep-03
17-Oct-03
28-Nov-03
09-Jan-04
20-Feb-04
02-Apr-04
14-May-04
25-Jun-04
06-Aug-04
17-Sep-04
29-Oct-04
10-Dec-04
21-Jan-05
4-Mar-05
15-Apr-05
27-May-05
8-Jul-05
19-Aug-05
30-Sep-05
11-Nov-05
23-Dec-05
3-Feb-06

Key to Coal Commodities by Region

Central Appalachia:	Big Sandy/Kanawha 12,500 Btu, 1.2 lb SO2/mmBtu
Northern Appalachia:	Pittsburgh Seam 13,000 Btu, <3.0 lb SO2/mmBtu
Illinois Basin:	11,800 Btu, 5.0 lb SO2/mmBtu
Powder River Basin:	8,800 Btu, 0.8 lb SO2/mmBtu
Uinta Basin in Colo.:	11,700 Btu, 0.8 lb SO2/mmBtu

Source: Energy Information Administration, with permission from Platts

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FOUNDATION COAL HOLDINGS, INC.

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Power Production Cost Comparison

$/MWh
120
100
80
60
40
20
0
$7.43
$20.21
$20.57
$25.01
$76.83
$101.63
Hydro
Nuclear
Coal
Renewables
Oil
Natural Gas

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FOUNDATION COAL HOLDINGS, INC.

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COAL STOCKPILES REMAIN BELOW NORMAL

Eastern Utility Coal Stocks
Million Tons
100
90
80
70
60
50
40
30
Historical Range
Stocks (mmt)
EIA Stocks (mmt)
Jan-03
May-03
Sep-03
Jan-04
May-04
Sep-04
Jan-05
May-05
Sep-05
Jan-06

Western Utility Coal Stocks
Million Tons
70
65
60
55
50
45
40
35
30
Historical Range
Stocks (mmt)
EIA Stocks (mmt)
Jan-03
May-03
Sep-03
Jan-04
May-04
Sep-04
Jan-05
May-05
Sep-05
Jan-06

Source: Energy Ventures Analysis, Stockpile Data Report, January 2005

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FOUNDATION COAL HOLDINGS, INC.

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STRONG POSITIVE LONG-TERM DEMAND FUNDAMENTALS

U.S. Energy Consumption by Fuel (Quadrillion Btus)

Actual
Projected
CAGR (2004 -30)
+1.1%
Petroleum
+1.7%
Coal
Natural Gas
+0.7%
Nuclear
+0.4%
Renewable/Other
+2.2%
Hydro
+0.4%
60
50
40
30
20
10
0
1980
1982
1984
1986
1988
1990
1992
1994
1996
1998
2000
2002
2004
2006
2008
2010
2012
2014
2016
2018
2020
2022
2024
2026
2028
2030

Source: Energy Information Administration, Annual Energy Outlook 2006

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FOUNDATION COAL HOLDINGS, INC.

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Long-Term Growth Through New Coal-Based Generating Capacity

Cumulative Capacity (GW)
180
160
140
120
100
80
60
40
20
0
2004-2010
2011-2015
2016-2020
2021-2025
2026-2030
Natural Gas
Coal
Renewables

Represents 300 million tons of new coal demand**

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FOUNDATION COAL HOLDINGS, INC.

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Existing and Proposed Scrubbers at U.S. Coal Plants

Legend
CAIR states
Not Scrubbed
Scrubbed
Scrubbers Planned

Source: Cambridge Energy Research Associates and various news sources

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FOUNDATION COAL HOLDINGS, INC.

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COAL SUPPLY PATTERNS WILL REFLECT CHANGING MARKET DYNAMICS

U.S. Coal Production By Major Supply Region
CAGR (2004-30)
Million Tons
1,800
1,600
1,400
1,200
1,000
800
600
400
200
0
Southern PRB
Illinois Basin
Central Appalachia
Northern Appalachia
Other
+ 2.1%
+ 3.3%
- 1.6%
+ 1.9%
+ 1.8%
2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 2026 2027 2028 2029 2030

Source: Energy Information Administration, Annual Energy Outlook 2006

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FOUNDATION COAL HOLDINGS, INC.

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FOUNDATION COAL

HOLDINGS, INC.

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FOUNDATION COAL
HOLDINGS, INC.

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Howard Weil 34th Annual Energy Conference

New Orleans, LA

March 20, 2006

FORWARD-LOOKING STATEMENTS AND RECONCILIATION OF NON-GAAP MEASURES

Statements in this presentation which are not statements of historical fact are “forward-looking statements” within the “safe harbor” provision of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on the information available to, and the expectations and assumptions deemed reasonable by, Foundation Coal Holdings, Inc. at the time this presentation was made. Although Foundation Coal Holdings, Inc. believes that the assumptions underlying such statements are reasonable, it can give no assurance that they will be attained. Factors that could cause actual results to differ materially from expectations include the risks detailed under the section “Risk Factors” in the company’s Form 10-K filed with the Securities and Exchange Commission.

Also, this presentation contains certain financial measures, such as EBITDA. As required by Securities and Exchange Commission Regulation G, reconciliations of these measures to figures reported in Foundation Coal’s consolidated financial statements are provided in the company’s annual and quarterly earnings releases.

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WHY INVEST IN FCL?

•      Major diversified producer with presence in key U.S. supply regions

•      High capacity, large scale operations

•      Positioned for significant revenue growth

•      Attractive internal and external growth prospects

•      Industry leading margins driven by low cost structure

•      Strong earnings and cash flow profile

•      Strong, sustainable coal market fundamentals

•      Experienced management focused on shareholder value

•      Proven business plan for success

SUCCESSFUL BUSINESS STRATEGY

•      Maintain commitment to operational excellence as a low-cost producer

•      Continue to focus on excellence in safety and environmental stewardship

•      Continue to manage risk through regional, operational, and market diversity

•      Prudently expand production and reserve base

•      Capitalize on favorable industry dynamics

•      Maintain strong balance sheet fundamentals

PERFORMANCE HIGHLIGHTS

[GRAPHIC]

TRACK RECORD OF PERFORMANCE

Revenues

[CHART]

Adjusted EBITDA

[CHART]

Coal Shipments

[CHART]

Debt Repayment

[CHART]

Notes:	In millions
2001 – 04 data on pro forma basis
2005 data reflect results for successor company
2006 data per 2/8/06 guidance

STRONG POSITIVE FREE CASH FLOW

Free Cash Flow Comparison (1) – FCL vs. Peer Companies, 2005

[CHART]

Notes:	(1)

Represents cash flow from operating activities less purchases of property, plant & equipment, including amounts paid under coal leases (bonus bids, minimum royalties) and excludes amounts paid for acquisitions

	(2)	Cash flow from operating activities not reported in Q4 press release. Above figure for nine months ended September 30, 2005
	(3)	Shares used in the diluted earnings per share calculation, as of December 31, 2005

INDUSTRY-LEADING MARGINS

2002-04 Adjusted EBITDA Margin (1)

(3-Year Average)

[CHART]

2005 Adjusted EBITDA Margin

[CHART]

Key Margin Drivers

•      Large, diversified producer

•      Safe, low-cost, highly productive operations

•      Effective use of technology

•      Emphasis on continuous improvement

•      Experienced management team

Source: Public company filings and press releases; EBITDA adjusted for unusual and one-time items

Note: (1) Foundation Coal Adjusted EBITDA margin adjusted to reflect Cumberland add-back to EBITDA and revenue

FCL:  AMERICA’S ENERGY…OUR FOCUS

[GRAPHIC]

DIVERSIFIED OPERATIONS

[GRAPHIC]

Powder River Basin

Production (tons MM)	43.6
Shipments (tons MM)	43.6
Sales ($ MM)	$325.6
Avg. Realization ($/Ton)	$7.47
Reserves (tons MM)	676.8
Btu	Low
Sulfur Content	Compliance

FOUNDATION COAL

Production (1) (tons MM)	66.4
Shipments (1) (tons MM)	68.8
Revenues (1) ($ MM)	$1,292.4
Avg. Realization (1) ($/Ton)	$18.79
Reserves (tons MM)	1,707.6

Northern Appalachia

Production (tons MM)	13.8
Shipments (tons MM)	13.7
Sales ($ MM)	$478.8
Avg. Realization ($/Ton)	$35.00
Reserves (tons MM)	764.5
Btu	High
Sulfur Content	Medium

Illinois Basin

Production (tons MM)	1.7
Shipments (tons MM)	1.7
Sales ($ MM)	$47.4
Avg. Realization ($/Ton)	$27.24
Reserves (tons MM)	65.1
Btu	Medium
Sulfur Content	Medium

Central Appalachia

Production (tons MM)	7.2
Shipments (1) (tons MM)	8.9
Sales (1) ($ MM)	$405.4
Avg. Realization ($/Ton)	$45.37
Reserves (tons MM)	201.2
Btu	High
Sulfur Content	Compliance and Low

Note:	LTM production, shipment, sales, and average realization figures as of 12/31/05. Reserve figures as of 12/31/05
(1) Shipments, sales, and average realization include tons that were purchased and resold.

MANAGING COSTS, IMPROVING MARGINS

Coal Sales, Average Cash Cost(1),(2), and Per-Ton Realization

[CHART]

Notes:    (1) Average cash costs per ton include cost of coal sales and selling, general and administrative expenses as presented on the consolidated statement of operations divided by tons sold.

(2) 2001-03 data for predecessor company, RAG American Coal Holding, Inc.; 2004 data combined pro forma predecessor and successor companies; 2005 data for successor company, Foundation Coal Holdings, Inc.

NEW CONTRACTS AT FAVORABLE PRICING

PRB

[CHART]

NAPP

[CHART]

CAPP Steam

[CHART]

CAPP Met

[CHART]

Note: Spot prices (----) per Argus Coal Daily, February 17, 2006; Met spot price per FCL estimates; Belle Ayr spot price represents quality adjustment to 8,800 Btu/lb., 0.8 Lb. SO2 representative price.

PRICED AND UNPRICED TONNAGE
(AS OF 1/24/06)

Total (1)

[CHART]

PRB

[CHART]

Eastern Steam (1)

[CHART]

Metallurgical

[CHART]

Note: (1) Excludes Wabash Mine

A WEALTH OF GROWTH AND SUSTAINABILITY PROJECTS ENSURE FUTURE PRODUCTION POTENTIAL

•      Powder River Basin

•      Belle Ayr Mine can expand to 30 million tons of capacity by 2008

•      Phase I (2006)                       5 million tons

•      Phase II (2008)                      5 million tons

•      Eagle Butte LBA in 2007 is expected to add approximately 240 million tons of additional reserves

•      Central Appalachia

•      Pax Mine now fully permitted and operating at full production capacity (1 million tons per year of high quality steam/met coal)

•      Harts Creek reserve

•      63.8 million tons of high quality, low sulfur reserves

•      2 million tons per year of run-rate production

•      Northern Appalachia

•      Foundation Mine

•      Several hundred million tons of high Btu Pittsburgh Seam reserves

•      6-7 million tons of run-rate replacement production

•      Freeport reserve (continuous miner)

•      70+ million tons of high Btu, low sulfur steam/metallurgical grade reserves

•      2 million tons per year of run-rate production

•      Illinois Basin

•      Wabash slope project

ENERGY INDUSTRY OVERVIEW

[GRAPHIC]

A STRONG SAFETY RECORD

Incident Rates of Non-Fatal Occupational Injuries by Industrial Category

[CHART]

Source:  Bureau of Labor Statistics, 2004; Foundation Coal 2005

COAL PRICES STILL AT OR NEAR HISTORIC HIGHS

Average Weekly Spot Prices

[CHART]

Source: Energy Information Administration, with permission from Platts

COAL IS STILL THE MOST COMPETITIVE FOSSIL FUEL FOR BASELOAD GENERATION

Power Production Cost Comparison

[CHART]

Sources: Global Energy Advisors, via FERC Form 1 and EIA Form 906 through November 2005, based on average fuel costs for January 2006: Natural Gas - $9.23/mcf, Petroleum - $64.93/Bbl, Coal - $1.62/mmBtu, excludes environmental adders.

COAL STOCKPILES REMAIN BELOW NORMAL

Eastern Utility Coal Stocks

[CHART]

Western Utility Coal Stocks

[CHART]

•      Nationally, utility coal stockpiles were estimated at 104.2million tons, or 37.8 days of burn at the end of January, approximately 11.0 million tons and 5.6 days of burn below normal.

•      The problem is magnified in the West, where PRB stocks were approximately 28% below normal as a result of railroad service problems.

Source: Energy Ventures Analysis, Stockpile Data Report, January 2005

STRONG POSITIVE LONG-TERM DEMAND FUNDAMENTALS

U.S. Energy Consumption by Fuel (Quadrillion Btus)

[CHART]

Source: Energy Information Administration, Annual Energy Outlook 2006

FUTURE DEMAND GROWTH THROUGH INCREASED CAPACITY UTILIZATION AND NEW COAL PLANTS

Near-Term Growth Through Increased Capacity Utilization at Existing Plants

	Capacity Utilization Rate (%)	Coal Consumption (MM Tons)
Current	72%	1,015
Potential*	85%	1,165
Incremental Demand		150

Long-Term Growth Through New Coal-Based Generating Capacity

[CHART]

Represents 300 million tons of new coal demand**

Note:	* Assumes 10,000 Btu/kwh heat rate, 11,500 Btu/lb. coal
** Assumes 9,500 Btu/kwh heat rate, 11,500 Btu/lb. coal
Source:	Energy Information Administration, Annual Energy Outlook 2006, Reference Case

ADDITIONAL SCRUBBED CAPACITY WILL PROVIDE NEW OUTLETS FOR HIGHER SULFUR COALS

Existing and Proposed Scrubbers at U.S. Coal Plants

[CHART]

	Total Coal Capacity	Existing Scrubbed Capacity	Planned Additional Scrubbed Capacity, 2012
Total MW	301,693	109,790	77,625
% of Total		36%	26%
Tons of Coal (MM)			257

Source: Cambridge Energy Research Associates and various news sources

COAL SUPPLY PATTERNS WILL REFLECT CHANGING MARKET DYNAMICS

U.S. Coal Production By Major Supply Region

[CHART]

Source: Energy Information Administration, Annual Energy Outlook 2006

SUMMARY

•      Successful business strategy

•      Proven record of performance

•      Well-balanced contract position

•      Still favorable short-term market fundamentals

•      Excellent long-term outlook

Solid company, favorable sector

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